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                                                                     EXHIBIT 25

                                POWER OF ATTORNEY

             We, the undersigned officers and directors of ENHANCED SERVICES COMPANY, INC., hereby severally constitute and appoint Bertram Pariser, Ph.D., and Kenneth Duckman and each of them (with full power to each of them to act alone), our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for us and in our stead, to sign any and all amendments (including post-effective amendments) to this Registration Statement and all documents relating thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing necessary or advisable to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

             IN WITNESS WHEREOF, we have executed this instrument on the dates set forth below.



Date: August 30, 1996            /s/ Michael Bernard
                                 ---------------------------------
                                 MICHAEL BERNARD



Date: August 30, 1996            /s/ Kenneth Duckman
                                 ---------------------------------
                                 KENNETH DUCKMAN



Date: August 30, 1996            /s/ John Meaney
                                 ---------------------------------
                                 JOHN MEANEY



Date: August   , 1996
                                 ---------------------------------
                                 BERTRAM PARISER, Ph.D.



Date: August 30, 1996            /s/ Ralph LaBarge
                                 ---------------------------------
                                  RALPH LABARGE